Provisions - Additional information (Details) - Rehabilitation costs - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Provisions
Period for reviewing closing plans	3 years	3 years
Rehabilitation undertaken period	3 years	3 years
Period for property holding costs post closure period	10 years	10 years
Discount rate applied in calculating provisions	2.00%	2.00%	2.30%
Decrease in discount rate applied in calculating provisions	0.50%	0.50%
Increase in provisions due to decrease in discount rate	$ 2,266	$ 2,438
Increase in depreciation	189	203
Decrease in interest expense	158	165
Net impact	$ 31	38
Net impact over the settlement date		0
Increase in provisions from change in cost estimates		$ 23,388